Exhibit 99.1

            IDT Reports Fiscal Second Quarter 2008 Results

   Better-than-Seasonal Trends in Computing Drives Sequential Growth in Revenue, Gross Margin, & EPS


    SAN JOSE, Calif.--(BUSINESS WIRE)--Oct. 24, 2007--IDT(R)
(Integrated Device Technology, Inc.) (NASDAQ:IDTI), a leading provider of essential mixed-signal semiconductor solutions that enrich the digital media experience, today announced results for the fiscal second quarter ended September 30, 2007.

    "We delivered solid results in our fiscal second quarter of 2008 with sequential growth in revenue, gross margin, and EPS," stated Greg Lang, president and CEO of IDT. "Revenue growth came primarily from two areas. First, our computing end market grew better than seasonal expectations with our PC Clock and PC Audio product lines showing double digit sequential growth. Second, our consumer end market showed substantial growth across a range of platforms. Our overall gross margin improved sequentially, and our new product areas continued to gain traction with significant design wins in our PCI Express and Pre-processing Switch product lines."

    The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management's determination that they are not directly reflective of on-going operations. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

    -- Revenue for the fiscal second quarter of 2008 was $204.1 million, compared to $205.2 million reported in the same period one year ago, and up 2.6 percent sequentially.

    -- GAAP net income for the fiscal second quarter of 2008 was $4.8 million or $0.02 per diluted share, compared to a GAAP net loss of $0.7 million or approximately break even in same period one year ago. Fiscal second quarter 2008 GAAP results include $30.5 million of acquisition-related charges (including $29.9 million in amortization of intangibles and $0.6 million of other acquisition-related charges), $11.8 million of stock-based compensation, and $0.9 million in tax effects related to acquisition related items.

    -- Non-GAAP net income for the fiscal second quarter of 2008 was $48.3 million or $0.25 per diluted share, compared to non-GAAP net income of $59.2 million or $0.29 per diluted share reported in the same period one year ago, and up from $0.22 per diluted share in the previous quarter.

    -- GAAP gross profit for the fiscal second quarter of 2008 was $88.2 million, compared to GAAP gross profit of $86.7 million in the same period one year ago. Non-GAAP gross profit for the fiscal second quarter of 2008 was $105.7 million, compared to non-GAAP gross profit of $114.1 million reported in the same period one year ago.

    -- GAAP R&D expense for the fiscal second quarter of 2008 was $41.9 million, compared with GAAP R&D expense of $40.9 million in the same period one year ago. Non-GAAP R&D expense for the fiscal second quarter of 2008 was $35.1 million, compared to non-GAAP R&D expense of $33.0 million in the same period one year ago.

    -- GAAP SG&A expense for the fiscal second quarter of 2008 was $43.6 million, compared to GAAP SG&A expense of $49.0 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal second quarter of 2008 was $25.3 million, compared to non-GAAP SG&A expense of $24.9 million in the same period one year ago.

    $200 Million Expansion of Common Stock Repurchase Program

    IDT also announced that its Board of Directors has approved a $200 million expansion of the previously authorized share repurchase program to a total of $400 million, of which approximately $236 million remains available for share repurchases. Repurchases under the Company's repurchase program will be made in compliance with the SEC's Rule 10b-18, subject to market conditions, applicable legal requirements and other factors and may include open market and negotiated transactions, including block transactions or accelerated stock repurchase transactions. The expansion of the repurchase program is effective immediately and may be discontinued at any time at the Company's discretion. As of September 30, 2007, IDT had approximately 196 million shares outstanding and approximately $350 million in cash and cash equivalents.

    Webcast and Conference Call Information

    Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on October 24, 2007. The webcast replay will be available after 5:00 p.m. Pacific time on October 24, 2007.

    Investors can also listen to the live call at 1:30 p.m. Pacific time on October 24, 2007 by calling (888) 428-4480 or (651) 291-5254.
The conference call replay will be available after 5:00 p.m. Pacific time on October 24, 2007 through 11:59 p.m. Pacific time on October 31, 2007 at (800) 475-6701 or (320) 365-3844. The access code is
887536.

    About IDT

    With the goal of continuously improving the digital media experience, IDT integrates its fundamental semiconductor heritage with essential innovation, developing and delivering low-power, mixed-signal solutions that solve customer problems. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market(R) under the symbol "IDTI." Additional information about IDT is accessible at www.IDT.com.

    Forward Looking Statements

    Investors are cautioned that forward-looking statements in this release involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and supply of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2007 and Quarterly Report on Form 10-Q for the period ended July 1, 2007.

    IDT and the IDT logo are trademarks of Integrated Device
Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.


                  INTEGRATED DEVICE TECHNOLOGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
(In thousands, except per share data)

                         Three Months Ended         Six Months Ended
----------------------------------------------------------------------
                    Sept. 30,  July 1,   Oct. 1,   Sept. 30,  Oct. 1,
                      2007      2007      2006       2007      2006
                    --------- --------- ---------  --------- ---------

Revenues            $204,127  $199,016  $205,176    403,143   390,712

Cost of revenues     115,937   114,128   118,506    230,065   219,807
                    --------- --------- ---------  --------- ---------

Gross profit          88,190    84,888    86,670    173,078   170,905
                    --------- --------- ---------  --------- ---------

Operating expenses:

  Research and
   development        41,876    44,699    40,878     86,575    80,467

  Selling, general
   and
   administrative     43,615    45,114    48,987     88,729    96,980

  Acquired in-
   process research
   and development         -         -       500          -       500
                    --------- --------- ---------  --------- ---------

Total operating
 expenses             85,491    89,813    90,365    175,304   177,947
                    --------- --------- ---------  --------- ---------

Operating income
 (loss)                2,699    (4,925)   (3,695)    (2,226)   (7,042)

Interest expense         (28)      (41)      (72)       (69)     (151)

Interest income and
 other, net            4,446     5,852     3,905     10,298     7,241
                    --------- --------- ---------  --------- ---------

Income before
 income taxes          7,117       886       138      8,003        48

Provision for
 income taxes          2,358     1,982       801      4,340     2,275
                    --------- --------- ---------  --------- ---------

Net income (loss)   $  4,759  $ (1,096) $   (663)     3,663    (2,227)
                    ========= ========= =========  ========= =========


Net Income (loss)
 per share:

Basic               $   0.02  $  (0.01) $  (0.00)  $   0.02  $  (0.01)

Diluted             $   0.02  $  (0.01) $  (0.00)  $   0.02  $  (0.01)

Weighted average
 shares:

Basic                190,745   193,254   199,860    192,000   199,283

Diluted              195,923   193,254   199,860    196,914   199,283


                  INTEGRATED DEVICE TECHNOLOGY, INC.
                  RECONCILIATION OF GAAP TO NON-GAAP
                             (Unaudited)
(In thousands)

                         Three Months Ended        Six Months Ended
----------------------------------------------------------------------
                    Sept. 30,  July 1,   Oct. 1,   Sept. 30,  Oct. 1,
                      2007      2007      2006       2007      2006
                    --------- --------- ---------  --------- ---------


GAAP Net Income
 (Loss)             $  4,759  $ (1,096) $   (663)  $  3,663  $ (2,227)
                    ========= ========= =========  ========= =========

GAAP Diluted Loss
 Per Share          $   0.02  $  (0.01) $  (0.00)  $   0.02  $  (0.01)
                    ========= ========= =========  ========= =========
   Acquisition
    Related:

      Amortization
       of
       acquisition
       related
       intangibles
       (1)            29,942    31,075    39,476     61,017    76,461

      Inventory FMV
       write-up (1)        -         -     2,006          -     3,515

      Acquired In-
       process
       research and
       development
       (1)                 -         -       500          -       500

      Acquisition
       related
       costs (2)         540     1,108     1,030      1,648     2,992

   Restructuring
    Related:

      Reduction in
       force (3)           -        (9)      807         (9)    1,339

      Assembly
       transition
       costs (4)         193       275         -        468         -

      Facility
       closure
       costs (5)         183       151       322        334       529

      Asset
       impairment
       (6)                 -         -     2,482          -     2,482

   Other:

      Stock-based
       compensation
       expense (7)    11,800    11,830    13,231     23,630    24,241

      Tax effects
       of Non-GAAP
       adjustments
       (8)               853       801         -      1,654         -
                    --------- --------- ---------  --------- ---------

Non-GAAP Net Income $ 48,270  $ 44,135  $ 59,191   $ 92,405  $109,832
                    ========= ========= =========  ========= =========

Non-GAAP Diluted
 Earnings Per Share $   0.25  $   0.22  $   0.29   $   0.47  $   0.54
                    ========= ========= =========  ========= =========

Weighted average
 shares:

Basic                190,745   193,254   199,860    192,000   199,283

Diluted              195,923   197,898   204,827    196,914   203,596



GAAP gross profit     88,190    84,888    86,670    173,078   170,905
                    --------- --------- ---------  --------- ---------

   Acquisition
    Related:

      Amortization
       of
       acquisition
       related
       intangibles
       (1)            15,614    15,630    20,641     31,244    38,965

      Inventory FMV
       write-up (1)        -         -     2,006          -     3,515

      Acquisition
       related
       costs (2)         442       453       323        895     1,055

   Restructuring
    Related:

      Reduction in
       Force (3)           -        (9)      733         (9)      833

      Assembly
       transition
       costs (4)         193       275         -        468         -

      Facility
       closure
       costs (5)         120        92       197        212       345

      Asset
       impairment
       (6)                 -         -     2,482          -     2,482

   Other:

      Stock-based
       compensation
       expense (7)     1,189     1,053     1,028      2,242     1,382
                    --------- --------- ---------  --------- ---------

Non-GAAP gross
 profit              105,748   102,382   114,080    208,130   219,482
                    --------- --------- ---------  --------- ---------



GAAP R&D Expenses:    41,876    44,699    40,878     86,575    80,467
                    --------- --------- ---------  --------- ---------

   Acquisition
    Related:

      Amortization
       of
       acquisition
       related
       intangibles
       (1)               (19)      (62)     (125)       (81)     (250)

      Acquisition
       related
       costs (2)         (77)      (96)     (600)      (173)   (1,674)

   Restructuring
    Related:

      Reduction in
       force (3)           -         -         -          -      (319)

      Facility
       closure
       costs (5)         (36)      (41)      (71)       (77)     (105)

   Other:

      Stock-based
       compensation
       expense (7)    (6,615)   (6,731)   (7,087)   (13,346)  (12,811)
                    --------- --------- ---------  --------- ---------

Non-GAAP R&D
 Expenses             35,129    37,769    32,995     72,898    65,308
                    --------- --------- ---------  --------- ---------



GAAP SG&A Expenses:   43,615    45,114    48,987     88,729    96,980
                    --------- --------- ---------  --------- ---------

   Acquisition
    Related:

      Amortization
       of
       acquisition
       related
       intangibles
       (1)           (14,309)  (15,383)  (18,710)   (29,692)  (37,246)

      Acquisition
       related
       costs (2)         (21)     (559)     (107)      (580)     (263)

   Restructuring
    Related:

      Reduction in
       force (3)           -         -       (74)         -      (187)

      Facility
       closure
       costs (5)         (27)      (18)      (54)       (45)      (79)

   Other:

      Stock-based
       compensation
       expense (7)    (3,996)   (4,046)   (5,116)    (8,042)  (10,048)
                    --------- --------- ---------  --------- ---------

Non-GAAP SG&A
 Expenses             25,262    25,108    24,926     50,370    49,157
                    --------- --------- ---------  --------- ---------



GAAP Interest
 income and other,
 net                   4,418     5,811     3,833     10,229     7,090
                    --------- --------- ---------  --------- ---------

Non-GAAP Interest
 income and other,
 net                   4,418     5,811     3,833     10,229     7,090
                    --------- --------- ---------  --------- ---------



GAAP Provision for
 Income Taxes          2,358     1,982       801      4,340     2,275
                    --------- --------- ---------  --------- ---------

      Tax effects
       of Non-GAAP
       adjustments
       (8)              (853)     (801)        -     (1,654)        -

Non-GAAP Provision
 for Income Taxes      1,505     1,181       801      2,686     2,275
                    --------- --------- ---------  --------- ---------

(1) Consists of amortization charges of acquisition-related intangible assets and the FMV adjustment of acquired inventory sold. Q2 2007 includes acquired IPR&D related to our acquisition of Sigmatel's PC audio business.

(2) Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees. Also includes costs associated with our merger with ICS and the acquisition of Freescale assets in Q2 2006, such as additional depreciation resulting from purchase accounting and costs associated with the exit of previously leased facilities.

(3) Consists of costs associated with restructuring actions initiated by the Company, primarily composed of severance and retention costs.

(4) Consists of the costs incurred as the Company transitions its assembly operations in Malaysia to a third-party.

(5) Consists of ongoing costs associated with the exit of our leased facilities in Santa Clara and Salinas and the closure of our manufacturing facility in the Philippines.

(6) Consists of an impairment charge related to our manufacturing facility in the Philippines.

(7) Consists of stock-based compensation expense resulting from our adoption of SFAS 123R in fiscal 2007.

(8) Consists of the tax effects of acquisition-related non-GAAP adjustments.


                  INTEGRATED DEVICE TECHNOLOGY, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Unaudited)

                                                Sept. 30,    Apr. 1,
(In thousands)                                     2007        2007
----------------------------------------------------------  ----------


ASSETS

Current assets:

Cash and cash equivalents                       $  251,440  $  246,589

Short-term investments                              98,458     113,344

Accounts receivable, net                            94,183      89,986

Inventories                                         80,784      85,076

Deferred Taxes                                       7,910       7,308

Prepaid and other current assets                    27,953      29,437
                                                ----------  ----------

Total current assets                               560,728     571,740

Property, plant and equipment, net                  84,698      93,058

Goodwill                                         1,034,118   1,038,064

Acquisition-related intangibles                    253,466     314,484

Other assets                                        32,806      24,386
                                                ----------  ----------

TOTAL ASSETS                                    $1,965,816  $2,041,732
                                                ==========  ==========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                                $   52,004  $   47,854

Accrued compensation and related expenses           28,111      30,882

Deferred income on shipments to distributors        29,808      34,343

Income taxes payable                                 8,734      30,514

Other accrued liabilities                           28,697      22,445
                                                ----------  ----------

Total current liabilities                          147,354     166,038


Deferred tax liabilities                            21,653      20,603

Long term income taxes payable                      21,400           -

Long term liabilities                               16,968      16,001
                                                ----------  ----------

Total liabilities                                  207,375     202,642


Stockholders' equity                             1,758,441   1,839,090
                                                ----------  ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $1,965,816  $2,041,732
                                                ==========  ==========


    CONTACT: IDT Investor Relations
             Mike Knapp, 408-284-6515 (Financial)
             mike.knapp@idt.com
             or
             IDT Worldwide Marketing
             Chad Taggard, 408-284-8200 (Press)
             chad.taggard@idt.com